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                                                                     Exhibit 1.1

                     MINDRAY MEDICAL INTERNATIONAL LIMITED

                     __________ AMERICAN DEPOSITARY SHARES
                                  REPRESENTING
                       __________  CLASS A ORDINARY SHARES
                         (PAR VALUE HK$0.001 PER SHARE)

                                   ----------

                         FORM OF UNDERWRITING AGREEMENT

                                                          ________________, 2006

Goldman Sachs (Asia) L.L.C.,
   68th Floor, Cheung Kong Center,
      2 Queen's Road Central,
         Hong Kong

UBS AG
   52/F, 2 International Finance Centre,
      8 Finance Street, Central,
         Hong Kong

As Representatives of the several Underwriters named in Schedule I attached hereto.

Ladies and Gentlemen:

     Mindray Medical International Limited, an exempted company incorporated in the Cayman Islands (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in
Schedule I attached hereto (the "Underwriters") an aggregate of _____ American Depositary Shares representing _____ Class A ordinary shares, par value HK$0.001 per share (the "Ordinary Shares"), of the Company and, at the election of the Underwriters, up to _____ additional American Depositary Shares representing _____ Ordinary Shares, and the shareholders of the Company named in Schedule II attached hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of _____ American Depositary Shares representing _____ Ordinary Shares and, at the election of the Underwriters, up to _____ additional American Depositary Shares representing _____ Ordinary Shares. The aggregate of _____ American Depositary Shares representing _____ Ordinary Shares to be sold by the Company and the Selling Shareholders is herein called the "Firm ADSs", and the aggregate of _____ American Depositary Shares representing _____ additional Ordinary Shares to be sold by

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the Company and the Selling Shareholders is herein called the "Optional ADSs".
The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "ADSs". The Ordinary Shares represented by the Firm ADSs are hereinafter called the "Firm Shares" and the Ordinary Shares represented by the Optional ADSs are hereinafter called the "Optional Shares", and the Firm Shares and the Optional Shares are herein collectively called the "Shares".

     The ADSs are to be issued pursuant to a deposit agreement (the "Deposit Agreement"), to be dated as of _____, 2006, among the Company, The Bank of New York, as depositary (the "Depositary"), and holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive _____ Ordinary Shares deposited pursuant to the Deposit Agreement.

     The Company hereby acknowledges that, in connection with the proposed offering of the ADSs, it has requested the Representatives to administer a directed share program (the "Directed Share Program") under which up to _____ Firm ADSs, or 5% of the Firm ADSs to be purchased by the Underwriters (the "Reserved ADSs"), shall be reserved for sale by the Representatives at the initial public offering price to the Company's officers, directors, employees and consultants and other persons having a relationship with the Company as designated by the Company (the "Directed Share Participants") as part of the distribution of the ADSs by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. The number of ADSs available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved ADSs. The Underwriters may offer any Reserved ADSs not purchased by Directed Share Participants to the general public on the same basis as the other ADSs being issued and sold hereunder. The Company has supplied the Representatives with the names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program. It is understood that any number of those so designated to participate in the Directed Share Program may decline to do so.

     It is understood by all the parties that the Underwriters are offering ADSs in the United States and internationally outside of the People's Republic of China (the "PRC"), which, for purposes of this Agreement only, excludes Taiwan, The Hong Kong Special Administrative Region and The Macau Special Administrative Region.

     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (i) A registration statement on Form F-1 (File No. 333-______) (the "Initial Registration Statement") in respect of the Shares has been filed with the U.S. Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any


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          preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the Preliminary Prospectus relating to the Shares and the ADSs that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(iii) hereof) is hereinafter called the "Pricing Prospectus"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Shares and the ADSs is hereinafter called an "Issuer Free Writing Prospectus");

               (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

               (iii) For the purposes of this Agreement, the "Applicable Time" is __:__m (New York City time) on the date of this Agreement; the Pricing Prospectus as supplemented by those Issuer Free Writing Prospectuses and other documents listed in Schedule III attached hereto, taken together (collectively, the "Pricing Disclosure Package") as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed in Schedule III attached hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

               (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and


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          regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

               (v) A registration statement on Form F-6 (File No. 333-____) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and, to the best of the Company's knowledge after due inquiry, no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (vi) A registration statement on Form 8-A (File No. 000-____) in respect of the registration of the Shares and the ADSs under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best of the Company's knowledge after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Form 8-A Registration Statement"); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (vii) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing


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          Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Pricing Prospectus;

               (viii) Each of the Company and its subsidiaries has good and valid title to all real property and good and marketable title to all personal property owned by them, in each case, free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by each of the Company and its subsidiaries; and any real property and buildings held under lease the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

               (ix) The Company and its subsidiaries maintain insurance covering their respective properties, operations, product liabilities, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate to protect the Company and its subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any of its subsidiaries has reason to believe that it will not be able to renew any such insurance as and when such insurance expires; and there is no material insurance claim made by or against the Company or any of its subsidiaries, pending, outstanding, or to the best knowledge of the Company after due inquiry, threatened, and no facts or circumstances exist that would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have been paid;

               (x) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company has been duly incorporated or organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for the failure to be so qualified in any such jurisdiction would reasonably be expected to have a Material Adverse Effect;


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               (xi) Neither the Company nor any of its subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the material contracts or agreements referred to or described in the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its subsidiaries or any other party to any such contract or agreement;

               (xii) The Company and its subsidiaries have all necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Pricing Prospectus except where the lack of which would not reasonably be expected to have a Material Adverse Effect and such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits contain no material restrictions or conditions not described in the Pricing Prospectus; and except as described in the Pricing Prospectus, to the best knowledge of the Company after due inquiry, neither the Company nor any of its subsidiaries is aware that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits, and the Company and its subsidiaries are in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits;

               (xiii) Neither the Company nor any of its subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, the Cayman Islands, the British Virgin Islands (the "BVI") and any other jurisdiction where it was incorporated or operates, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or governmental agency or body of any stock exchange authorities ("Governmental Agency") in the PRC, the Cayman Islands, the BVI or any other jurisdiction where it was incorporated or operates, (C) in violation of its constituent documents or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (xiv) The Company has an authorized and paid-in capitalization as set forth in the Pricing Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and all of the issued ordinary shares (consisting of Class A and Class B ordinary shares) conform in all material respects to the description of the ordinary shares contained in the Pricing Disclosing Package; and all of the issued shares of capital stock of each of the subsidiaries of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable; all of the issued shares of capital stock of each of Greatest Elite Limited ("GEL") and Giant Glory Investments Limited ("GGIL") are owned by the Company, free and clear of all liens, encumbrances, equities or claims; GEL and GGIL own the equity interest of Shenzhen Mindray Bio-Medical Electronics Co., Ltd. ("Shenzhen Mindray") in the percentages set forth in the Pricing Prospectus under the caption "Our Corporate Structure", free and clear of all liens, encumbrances, equities or claims; the holders of outstanding ordinary shares are not entitled to preemptive or other rights to acquire the


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          Shares or the ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, ordinary shares or any other class of capital stock of the Company except as described in the Pricing Prospectus under the captions "Capitalization", "Management - 2006 Employee Share Incentive Plan" and "Related Party Transactions"; the Shares, when issued and delivered against payment therefor, may be freely deposited by the Company and the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment thereof, will be freely transferable by the Company and the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Pricing Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Pricing Prospectus under the captions "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale";

               (xv) Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Prospectus and the Prospectus, (A) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any ordinary shares or shares of any other capital stock of or other equity interests in the Company and (B) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the ADSs;

               (xvi) The Shares to be issued underlying the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the ordinary shares contained in the Prospectus;

               (xvii) All of the ordinary shares issuable upon the mandatory conversion of the outstanding Convertible Redeemable Preference Shares (the "Preferred Stock") as described in the Pricing Prospectus have been duly authorized and reserved for issuance;

               (xviii) Except as described in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

               (xix) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (xx) The Deposit Agreement has been duly authorized and, when executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy,


                                        7

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          insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

               (xxi) All dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties (hereinafter referred to as "Governmental Authorizations") in the Cayman Islands;

               (xxii) All dividends and other distributions declared and payable on the shares of capital stock of each of GEL and GGIL may under the current laws and regulations of the BVI be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the BVI and are otherwise free and clear of any other tax, withholding or deduction in the BVI and without the necessity of obtaining any Governmental Authorization in the BVI;

               (xxiii) Dividends declared with respect to after-tax retained earnings on the equity interests of Shenzhen Mindray may under the current laws and regulations of the PRC be paid to GEL and GGIL in U.S. dollars, subject to the successful completion of PRC formalities required for such remittances and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

               (xxiv) The issue and sale of the Shares to be sold by the Company hereunder and the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflict, breaches, violations or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, (B) result in any violation of the provisions of the constituent documents of the Company or any of its subsidiaries or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets;


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               (xxv) No consent, approval, authorization, order, registration, clearance or qualification of or with any Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and the ADSs and listing of the Shares and the ADSs on the New York Stock Exchange ("NYSE"), (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the Cayman Islands, the BVI and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several Underwriters;

               (xxvi) The ADSs have been approved for listing on the NYSE, subject to notice of issuance;

               (xxvii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the BVI or the PRC, or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by the Company against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company of the Shares and the ADSs to or for the respective accounts of the several Underwriters or (C) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers thereof in the manner contemplated by this Agreement;

               (xxviii) Neither the Company nor any of its subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

               (xxix) The statements set forth in the Pricing Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the ordinary shares and the ADSs, respectively, and under the captions "Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are true, accurate, complete and fair in all material respects;

               (xxx) Other than as set forth in the Pricing Prospectus, there are no legal, arbitration or governmental proceedings (including, without limitation, governmental investigations and inquiries) pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries or the Company's directors and executive officers named in the Pricing Prospectus is the subject (A) that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect; or
          (B) that are required to be described in the Registration Statement or the Pricing Prospectus and are not so described; and except as set forth in the Pricing Prospectus and, to the Company's best knowledge after due inquiry, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xxxi) The Company is not and, after giving effect to the offering and sale of the Shares and ADSs and the application of the proceeds thereof, will not be an "investment company", as such term is defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

               (xxxii) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

               (xxxiii) The Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free writing Prospectus and the ADS Registration Statement and the filing of the Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

               (xxxiv) Except as described in the Pricing Prospectus, in each case, (A) each of the Company and its subsidiaries owns, possesses, licenses or has other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Pricing Prospectus (collectively, the "Intellectual Property"); (B) neither the material copyrights owned or licensed by the Company nor any of its subsidiaries is unenforceable or invalid; (C) neither the Company nor any of its subsidiaries has received any notice of violation or conflict with (and neither the Company nor any of its subsidiaries knows of any basis for violation or conflict with) rights of others with respect to the Intellectual Property; (D) there are no pending or, to the best knowledge of the Company after due inquiry, threatened actions, suits, proceedings or claims by others that allege the Company or any of its subsidiaries is infringing any patent, trade secret, trademark, service mark, copyright or other intellectual property or proprietary right; (E) the discoveries, inventions, products or processes of the Company and its subsidiaries referenced in the Pricing Prospectus, to the best knowledge of the Company after due inquiry, do not violate or conflict with any intellectual property or proprietary right of any third person, or any discovery, invention, product or process that is the subject of a patent application filed by any third person; and (F) the Company and its subsidiaries are not in breach of, and have complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property; to the extent any Intellectual Property is sublicensed to the Company or any of its subsidiaries by a third party, such sublicensed rights shall continue in full force and effect if the principal third party license terminates for any reason; and there are no contracts or other documents related to the Intellectual Property required to be described in or filed as an exhibit to the Registration Statement other than those described in or filed as an exhibit to the Registration Statement;

               (xxxv) With respect to any of the Intellectual Property that was assigned by Shenzhen Mindray Electronics Co., Ltd (Chinese Characters) or Changrunda Electronics (Shenzhen) Co., Ltd. (Chinese Characters) to Shenzhen Mindray, such Intellectual Property has been assigned solely to Shenzhen Mindray, which assignment was either recorded in and proclaimed by the PRC State Intellectual Property Office and/or other relevant PRC intellectual property administrative authorities (collectively, the "PRC Intellectual Property Authority") or other foreign patent or trademark registration offices, as applicable, or have been submitted for recording in the PRC Intellectual Property Authority or other foreign patent or trademark registration offices, as applicable; and such assignment is valid, binding and enforceable, and all Government Authorizations in the PRC in respect of such assignment have been obtained and are in full force and effect, and we have no reason to believe that such assignment is invalid;

               (xxxvi) The Company has not in the past been a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, and is not likely to become a PFIC;

               (xxxvii) Except as described in the Registration Statement and the Pricing Prospectus, the Company has not sold, issued or distributed any shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

               (xxxviii) The Company is a "foreign private issuer" within the meaning of Rule 405 under the Act;

               (xxxix) Deloitte Touche Tohmatsu, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants of the Company as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the United States Public Company Accounting Oversight Board;

               (xl) Except as described in the Pricing Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its subsidiaries and any director or executive officer of the Company or any of its subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest);

               (xli) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States ("US GAAP"); (C) access to assets is permitted only in accordance with management's general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and

          (E) the Company has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity;

               (xlii) The Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its subsidiaries, is made known to the Company's chief executive officer and chief financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (A) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and (B) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company's internal controls; all material weaknesses, if any, in internal controls have been identified to the Company's independent auditors; such internal control over financial reporting has been designed by the Company's chief executive officer and chief financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and its subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated thereunder;

               (xliii) Except as described in the Pricing Prospectus, neither the Company nor any of its subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of its subsidiaries, or to any other person;

               (xliv) No material labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company after due inquiry, is threatened;

               (xlv) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Critical Accounting Policies" in the Pricing Prospectus truly, accurately and completely in all material respects describes: (A) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent accountants with regard to such disclosure;

               (xlvi) Since the date of the latest audited financial statements included in the Pricing Prospectus, neither the Company nor any of its subsidiaries has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and its subsidiaries and that are not otherwise described in the Pricing Prospectus;

               (xlvii) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources" in the Pricing Prospectus accurately and fully describes: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (B) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of its subsidiaries, such as structured finance entities and special purpose entities (collectively, "off-balance sheet arrangements") that are reasonably likely to have a material effect on the liquidity of the Company or any of its subsidiaries or the availability thereof or the requirements of the Company or any of its subsidiaries for capital resources;

               (xlviii) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Pricing Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

               (xlix) The audited consolidated financial statements (and the notes thereto) of the Company included in the Pricing Prospectus fairly present in all material respects the consolidated financial position of the Company as of the dates specified and the consolidated results of operations and changes in consolidated financial position of the Company for the periods specified, and such financial statements have been prepared in conformity with US GAAP applied on a consistent basis throughout the periods presented (other than as described therein); the summary and selected consolidated financial data and the preliminary unaudited financial results for the six months ended June 30, 2006 included in the Pricing Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein, subject, in the case of the preliminary unaudited financial results, to the fact that such results are subject to completion of the Company's normal period-end closing procedures and review by the Company's independent accountants in accordance with Statement of Auditing Standards No. 100;

               (l) Under the laws of the Cayman Islands, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

               (li) All amounts payable by the Company in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein (except such income taxes as may otherwise be imposed by the Cayman Islands on payments hereunder to an Underwriter whose net income is subject to tax by the Cayman Islands or withholding, if any, with respect to any such income tax) nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, such documents;

               (lii) All returns, reports or filings which ought to have been made by or in respect of the Company and its subsidiaries for taxation purposes as required by the law of the jurisdictions where the Company and its subsidiaries are incorporated, managed or engage in business have been made and all such returns are correct and on a proper basis in all material respects and are not the subject of any dispute with the relevant revenue or other appropriate authorities except as may be being contested in good faith and by appropriate proceedings; the provisions included in the audited consolidated financial statements as set out in the Pricing Prospectus included appropriate provisions required under US GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and neither the Company nor any of its subsidiaries has received notice of any tax deficiency with respect to the Company or any of its subsidiaries;

               (liii) The Company has provided or made available to you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any of its subsidiaries to any director or executive officer of the Company; and since December 31, 2005, the Company has not, directly or indirectly, including through any of its subsidiaries: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2005, that (x) is outstanding on the date hereof and (y) constitutes a violation of any applicable law or regulation;

               (liv) Any statistical and market-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required;

               (lv) The application of the net proceeds from the offering of ADSs, as described in the Prospectus, will not contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of its subsidiaries or contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of its subsidiaries or any Governmental Authorization applicable to any of the Company or any of its subsidiaries;

               (lvi) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the ADSs;

               (lvii) Under the laws of the Cayman Islands, the courts of the Cayman Islands will recognize and give effect to the choice of law provisions set forth in Section 15 hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement; under the laws of the PRC, the choice of law provisions set forth in
          Section 15 hereof will be recognized by the courts of the PRC and any judgment obtained in any New York Court (as defined in Section 8(d) hereof) arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments;

               (lviii) To the best knowledge of the Company after due inquiry, none of the Company, any of its subsidiaries, and any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any unlawful bribe, payoff, influence payment, kickback, payment or rebate;

               (lix) The descriptions of the events and transactions (the "Restructuring") set forth in the Pricing Prospectus under the captions "Our Corporate Structure" are accurate, complete and fair in all material respects;

               (lx) The Restructuring does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC), (B) contravene the articles of association, business license or other constituent documents of the Company or any of its subsidiaries, or (C) conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any material license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject;

               (lxi) All Governmental Authorizations required in connection with the Restructuring have been made or unconditionally obtained in writing, and no such Governmental Authorization has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed;

               (lxii) Each of the Company and its subsidiaries that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers, employees and Directed Share Participants that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company, (the "PRC Overseas Investment and Listing Regulations"), including without limitation, requesting each shareholder, option holder, director, officer, employees and Directed Share Participants that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

               (lxiii) (i) None of the Company's subsidiaries, affiliates, employees, agents and directors and officers in the United States: (a) does any business with or involving the government of, or any person or project located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the United States Treasury Department's Office of Foreign Assets Control (the "OFAC"); or (b) supports or facilitates any such business or project, in each case other than as permitted under such economic sanctions; (ii) the Company is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; (iii) the proceeds from the offering of the ADSs contemplated hereby will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person targeted by any of such economic sanctions; and (iv) the Company maintains and has implemented adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company's representations and obligations under clause (iii) of this paragraph or in the Pricing Prospectus;

               (lxiv) The Company and its subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its subsidiaries hold all permits, authorizations and approvals required under Environmental Laws (as defined below) except where the lack of which would not reasonably be expected to have a Material Adverse Effect; there are no past, present or, to the best knowledge of the Company after due inquiry, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any subsidiary under, or to interfere with or prevent compliance by the Company or any subsidiary with, Environmental Laws, except as would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the Company's best knowledge after due inquiry, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

               (lxv) There are no affiliations or associations between any member of the NASD and the Company; except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, there are no affiliations or associations between (A) any member of the NASD and (B) any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission;

               (lxvi) The Registration Statement, each Preliminary Prospectus, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of any jurisdiction in which any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus is distributed in connection with the Directed Share Program; and no Governmental Authorization, other than those heretofore obtained, is required in connection with the offering of the Reserved ADSs in any jurisdiction where the Reserved ADSs are being offered;

               (lxvii) The Company has not offered, or caused the Underwriters to offer, ADSs to any person pursuant to the Directed Share Program with the intent to influence unlawfully (i) a customer or supplier of the Company or any of its subsidiaries to alter the customer's or supplier's level or type of business with the Company or any of its subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its subsidiaries or any of their respective products or services";

               (lxviii) There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus or the Prospectus which have not been described as required;

               (lxix) Each of the Company and each of the Company's directors that signed the Initial Registration Statement is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission ("CSRC") and the State Administration of Foreign Exchange of the PRC on August 8, 2006 (the "M&A

          Rules"), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company understands such legal advice; and the Company has fully communicated such legal advice from its PRC counsel to each of its directors that signed the Initial Registration Statement and each director has confirmed that he or she understands such legal advice;

               (lxx) The issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney is not and will not be, as of the date hereof or at each Time of Delivery, adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules (collectively, the "M&A Rules and Related Clarifications");

               (lxxi) As of the date of the Pricing Prospectus and as of the date here of, the M&A Rules did not and do not apply to the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE, or the consummation of the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney; and

               (lxxii) The statements set forth in the Pricing Prospectus under the captions "Risk Factors -- The approval of China Securities Regulatory Commission, or the CSRC, may be required in connection with this offering under a recently adopted PRC regulation; any requirement to obtain prior CSRC approval could delay this offering and a failure to obtain this approval, if required, could have a material adverse effect on our business, operating results, reputation and trading price of our ADSs, and may also create uncertainties for this offering", when taken together with the statements under "Regulation -- Regulation of Overseas Listings", are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries which would make the same misleading in any material respect.

     In addition, any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each of the Underwriters.

          (b) Each of the Selling Shareholders severally represents and warrants as to and in respect of itself to, and agrees with, each of the Underwriters and the Company that:

               (i) Such Selling Shareholder, if an entity, has been duly organized and is validly existing as a company or a limited partnership, as the case may be, in good standing in its jurisdiction of formation;

               (ii) All Governmental Authorizations required for the deposit of the Shares being deposited by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery (as defined in Section 4 hereof), for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder and for the execution and delivery by such Selling Shareholder of this Agreement and the Power of Attorney hereinafter referred to, and for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement and the Power of Attorney and to sell, assign, transfer and deliver the ADSs to be sold by such Selling Shareholder hereunder;

               (iii) The sale of the ADSs to be sold by such Selling Shareholder hereunder, the deposit of the Shares by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered by such Selling Shareholder at each Time of Delivery and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Deposit Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of such Selling Shareholder if such Selling Shareholder is a corporation, the partnership agreement of such Selling Shareholder if such Selling Shareholder is a partnership or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

               (iv) There are no affiliations or associations between any member of the NASD and such Selling Shareholder, except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus, the Pricing Prospectus and the Prospectus; none of the proceeds received by such Selling Shareholder from the sale of the Shares and ADSs to be sold by such Selling Shareholder hereunder will be paid to a member of the NASD or any affiliate of (or person "associated with," as such terms are used in the Rules of the
          NASD) such member;

               (v) Such Selling Shareholder has, and immediately prior to each Time of Delivery such Selling Shareholder will have, good and valid title to the Shares to be represented by the ADSs to be sold by such Selling Shareholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

               (vi) Neither such Selling Shareholder nor any of its affiliates, nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs;

               (vii) The sale of the Shares to be sold by such Selling Shareholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of its subsidiaries which is not set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus, the Pricing Prospectus and the Prospectus;

               (viii) Such Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any "prospectus" (within the meaning of the Act), or used any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares and ADSs, in each case other than the then most recent Preliminary Prospectus;

               (ix) The Registration Statement, any Preliminary Prospectus, the Pricing Prospectus and the Prospectus complied and, as then amended or supplemented, will comply with all applicable provisions of the Act and the rules and regulations of the Commission thereunder; the Registration Statement, as it relates to the Selling Shareholder, did not, as of its effective time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, as such Preliminary Prospectus relates to such Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Issuer Free Writing Prospectuses, if any, in each case as they relate to the Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of ADSs did or will the Prospectus, as then amended or supplemented, as the Prospectus relates to such Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at no time during the period that begins on the date of such Issuer Free Writing Prospectus and ends at the time of purchase did or will any Issuer Free Writing Prospectus, as such Issuer Free Writing Prospectus relates to such Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (x) The ADSs to be sold by such Selling Shareholder, when issued and delivered against payment therefor, will be freely transferable by the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of such ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Pricing Prospectus under the captions "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale";

               (xi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the BVI or the PRC, or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of the Shares by such Selling Shareholder against the issuance of ADRs evidencing the ADSs to be sold by such Selling Shareholder, (B) the sale and delivery by such Selling Shareholder of the Shares and the ADSs to be sold by such Selling Shareholder to or for the respective accounts of the Underwriters or (C) the sale and delivery by the Underwriters of the Shares and such ADSs to the initial purchasers thereof;

               (xii) All amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands, the BVI or the PRC or any authority thereof or therein, nor are any taxes imposed in the Cayman Islands, the BVI or the PRC on, or by virtue of the execution of this Agreement or the sale and delivery of the Shares and ADSs;

               (xiii) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder, and is enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands, the BVI or the PRC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the Cayman Islands, the BVI or the PRC or that any stamp or similar tax in the Cayman Islands, the BVI or the PRC be paid on or in respect of this Agreement or any other documents to be furnished hereunder;

               (xiv) Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Shares and the ADSs;

               (xv) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

               (xvi) Such Selling Shareholder has duly executed and delivered a Power of Attorney (the "Power of Attorney"), in the form set forth in Annex I attached hereto, appointing the persons indicated in Schedule II attached hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares and ADSs to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement;

               (xvii) The appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares and ADSs hereunder, certificates representing the Shares and ADSs shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Attorneys-in-Fact, shall have received notice of such death, incapacity, termination, dissolution or other event; and

               (xviii) (i) Neither such Selling Shareholder nor any of its subsidiaries, affiliates, employees, agents and directors and officers in the United States: (a) does any business with or involving the government of, or any person or project located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC; or (b) supports or facilitates any such business or project, in each case other than as permitted under such economic sanctions;
          (ii) such Selling Shareholder is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; and (iii) the proceeds received by such Selling Shareholder from the sale of ADSs pursuant to this Agreement will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person targeted by any of such economic sanctions.

     In addition, any certificate signed by any Selling Shareholders (or, with respect to any Selling Shareholder that is not an individual, any officer of such Selling Shareholder or of any of such Selling Shareholder's subsidiaries) or by any representative of the Selling Shareholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the ADSs shall be deemed to be a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each of the Underwriters.

     2. Subject to the terms and conditions herein set forth, (a) the Company and each Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per ADS of US$____, the number of Firm ADSs (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in Schedule II attached hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and all of the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company and each Selling Shareholder agree, severally and not jointly to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in

Schedule I attached hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

     The Company and each Selling Shareholder, as and to the extent indicated in
Schedule II attached hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to _________ Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by the Company and each Selling Shareholder as set forth in Schedule II attached hereto initially with respect to the Optional ADSs to be sold by the Company and then among the Selling Shareholders in proportion to the maximum number of Optional ADSs to be sold by each Selling Shareholder as set forth in Schedule II attached hereto. Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, the Company and the Selling Shareholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' notice to the Company and the Selling Shareholders prior to a Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representatives, through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account(s) specified by the Company and the Selling Shareholders to the Representatives at least forty-eight hours in advance of such Time of Delivery. The Company and the Selling Shareholders will cause the certificates representing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on _________, 2006 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the "First Time of Delivery", such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8(s) hereof, will be delivered at the offices of Sullivan & Cromwell LLP, 28th Floor, Nine Queen's Road Central, Hong Kong (the "Closing Location"), and the ADSs will be delivered as specified in Section (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., Hong Kong time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. (a) The Company agrees with each of the Underwriters:

               (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the ADSs, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information; in the event of such request for amendment or supplement, to provide you and your counsel copies of any proposed amendment or supplement for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which shall be disapproved by you; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

               (ii) Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

               (iv) To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
          158);

               (v) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the "Lock-Up Period") not to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), except as provided hereunder, (A) any ADSs or ordinary shares or securities of the Company that are substantially similar to the ADSs or ordinary shares, including but not limited to any options or warrants to purchase ordinary shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of Company's subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities, without your prior written consent, except that the foregoing restrictions shall not apply to: (1) the ADSs and the Ordinary Shares underlying such ADSs to be sold under this Agreement and (2) grants of options pursuant to the Company's employee incentive share plans existing on the date of this Agreement of which the Representatives have been advised in writing and which are described in the Pricing Prospectus and the filing of a Registration Statement on Form S-8 by the Company with the Commission with respect to the options granted under such plans; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; and the Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 8(q) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

               (vi) During the Lock-Up Period, to cause each of its subsidiaries not to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), except as provided hereunder and under this Agreement: (A) any ADSs or ordinary shares or any securities of the Company that are substantially similar to the ADSs or ordinary shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of any of the Company's subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities, without your prior written consent; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; and the Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 8(q) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

               (vii) To furnish to its shareholders within such period required by the Exchange Act after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries prepared in conformity with US GAAP and certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

               (viii) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; provided, however, that the Company may satisfy the requirements of this subsection by making any such reports, communications or information publically available on its website or the Commission's EDGAR Internet data base; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

               (ix) To use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in the manner specified in the Pricing Prospectus and the Prospectus under the caption "Use of Proceeds" and in compliance with any applicable laws, rules and regulations of any Governmental Agency having jurisdiction over the Company or its subsidiaries including, without limitation, the requirement to repatriate the net proceeds received by it into the PRC under the applicable regulations of the Ministry of Commerce and the State Administration of Foreign Exchange of the PRC; the Company will not use any of the proceeds from the offering of the ADSs contemplated hereby to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC; and the Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company's representations and obligations under the preceding sentence;

               (x) Prior to each Time of Delivery to deposit Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

               (xi) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs;

               (xii) To use its best efforts to include for listing the Shares and ADSs on the NYSE;

               (xiii) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

               (xiv) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

               (xv) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

               (xvi) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement;

               (xvii) To comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

               (xviii) Prior to each Time of Delivery, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any of its subsidiaries, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of its subsidiaries, or the offering of the ADSs, without your prior consent;

               (xix) Prior to or concurrently with the First Time of Delivery, to effect the conversion of all of the shares of Preferred Stock into ordinary shares and to ensure that all such ordinary shares are duly authorized, validly issued and fully paid and non-assessable prior to or concurrently with the First Time of Delivery;

               (xx) Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares or ADSs by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus; and

               (xxi) To cause each Directed Share Participant to execute a Lock-Up Agreement (as defined in Section 8(q) hereof) and otherwise to cause the Reserved Shares to be restricted from sale, transfer, assignment, pledge or hypothecation to such extent as may be required by the NASD and its rules, and to direct the transfer agent to place stop transfer restrictions upon such Reserved ADSs during the Lock-Up Period or any such longer period of time as may be required by the NASD and its rules; and to comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Reserved ADSs are offered in connection with the Directed Share Program.

          (b) Each of the Selling Shareholders severally and not jointly agrees with each of the Underwriters:

               (i) During the Lock-Up Period, such Selling Shareholder will not offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), except as provided hereunder and under this Agreement: (A) any

          ADSs or ordinary shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of any of the Company's subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to a bona fide gift by an individual to a donee or a sale or transfer by an entity to an affiliate, provided that such donee or affiliate agrees to be bound in writing by the restrictions set forth therein), without your prior written consent; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; and the Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 8(q) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

               (ii) Prior to each Time of Delivery, to deposit, or cause to be deposited on their behalf, Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

               (iii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs;

               (iv) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement;

               (v) Not, at any time at or after the execution of this Agreement, to offer or sell any Shares or ADSs by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus;

               (vi) To pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares and the ADSs being sold by such Selling Shareholder;

               (vii) To advise you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of ADSs, of (A) any material change in the general affairs, management, financial condition, results of operations or prospects of the Company and its subsidiaries, (B) any change in information contained in the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses, if any, relating to such Selling Shareholder or (C) any new material information relating to the Company or relating to any matter stated in the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses, if any, which comes to the attention of such Selling Shareholder; and

               (viii) Not to use any of the proceeds received by such Selling Shareholder from the sale of the ADSs pursuant to this Agreement to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC, or in any manner that is not in compliance with applicable laws, rules and regulations of any Governmental Agency having jurisdiction over such Selling Shareholders including, without limitation, the requirement for PRC residents or citizens to repatriate the net proceeds received by such Selling Shareholders into the PRC under the applicable regulation of the Ministry of Commerce and the State Administration of Foreign Exchange of the PRC.

     6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III attached hereto;

          (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and

          (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Representatives expressly for use therein.

     7. The Underwriters will be responsible for all costs and expenses they incur in connection with the transactions contemplated under this Agreement; provided, however, that, promptly upon request, the Company and each of the Selling Shareholders will, jointly and severally, reimburse all reasonable costs and expenses incurred by the Underwriters in connection with the marketing of the offering and sale of the ADSs to prospective investors, including, without limitation, costs and expenses relating to road show presentations, travel, accommodation and meal expenses and other road show expenses incurred by the Underwriters. For the avoidance of doubt, the Company and the Selling Shareholders will be responsible for all costs and expenses incurred by them in connection with the offering of the ADSs and Ordinary Shares, including, among others, (i) all cost and expenses in connection with the preparation, printing, reproduction and filing of the registration statements and the prospectus (including filing fees with the Commission and NASD), and the mailing and delivering of copies thereof to the members of the underwriting syndicate and to dealers, (ii) all the costs and expenses incurred by the officers of the Company and any consultants engaged by the Company relating to or arising out of the road show, including the cost of any aircraft chartered in connection with the road show, and (iii) the Company's and the Selling Shareholders' own legal fees and the costs of accountants (including the cost of audit and accounting reports) and other advisers, (iv) all fees and expenses in connection with the application for including the ADSs for listing on the NYSE and any registration thereof under the Exchange Act, (v) the costs and expenses of qualifying the ADSs for inclusion in the book-entry settlement system of the DTC, (vi) all expenses and taxes arising as a result of the deposit by the Company and each of the Selling Shareholders of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company, of the sale and delivery of the ADSs and the Shares by the Company to or for the account of the Underwriters and of the sale and delivery of the ADSs and the Shares by the Underwriters to each other and to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any the Cayman Islands income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to this Agreement, (vii) the fees and expenses of the Depositary as agreed by the Company and the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters in connection with the initial purchase of ADSs), (viii) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof), (ix) the cost of preparing the ADRs; and (x) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section.

     8. The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the

Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Sullivan & Cromwell LLP, United States counsel to the Underwriters, shall have furnished to you such written opinion and letter, dated such Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Jun He Law Offices, PRC counsel to the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the same matters covered in subsection (e) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (d) O'Melveny & Myers LLP, United States counsel to the Company and the Selling Shareholders, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) This Agreement has been duly executed and delivered by the Company and each of the Selling Shareholders;

               (ii) The Deposit Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law;

               (iii) Upon due issuance by the Depositary of ADRs evidencing ADSs against the deposit of Ordinary Shares in respect thereof in accordance with the terms of the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement;

               (iv) Upon payment of the purchase price for the ADSs, and the crediting of the ADSs to the Underwriters' accounts with DTC, Cede & Co. or such other nominee designated by DTC, the Underwriters will acquire a valid "security entitlement" (within the meaning of New York Uniform Commercial Code Section 8-501) to such ADSs, and no action based on an "adverse claim" (as defined in New York Uniform Commercial Code Section 8-102) may be asserted against the Underwriters with respect to such security entitlement if, at such time, the Underwriters do not have notice of any adverse claim within the meaning of New York Uniform Commercial Code Section 8-105;

               (v) The execution and delivery by the Company of this Agreement and the Deposit Agreement, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the issue and sale of the Shares and the ADSs being delivered at such Time of Delivery, the compliance by the Company with this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (i) violate, breach, or result in a default under any existing obligation of or restriction on the Company or any of its subsidiaries under any agreement which has been filed as an exhibit to the Registration Statement (each, a "Company Agreement") or (ii) breach or otherwise violate any existing obligation of or restriction on the Company or any of its subsidiaries under any order, judgment or decree of any New York or U.S. federal court or governmental authority binding on the Company and identified to us in the Certificate of the Company dated __________, 2006 delivered to such counsel in connection herewith;

               (vi) The execution and delivery by each Selling Shareholder of this Agreement and the Power of Attorney, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the issue and sale of the Shares and the ADSs being delivered at such Time of Delivery, the compliance by such Selling Shareholder with this Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated will not (i) violate, breach, or result in a default under any existing obligation of or restriction on such Selling Shareholder under any agreement which has been filed as an exhibit to the Registration Statement (each, a "Selling Shareholder Agreement") or (ii) breach or otherwise violate any existing obligation of or restriction on such Selling Shareholder under any order, judgment or decree of any New York or U.S. federal court or governmental authority binding on such Selling Shareholder and identified to us in such Selling Shareholder's Certificate dated __________, 2006;

               (vii) The execution and delivery by each of the Company and each of the Selling Shareholders of this Agreement, the execution and delivery by the Company of the Deposit Agreement, the execution and delivery by each of the Selling Shareholders of the Power of Attorney, the performance by the Company of its obligations under this Agreement and the Deposit Agreement and by each of the Selling Shareholders of their respective obligations under this Agreement and the Power of Attorney, and the consummation of the transactions contemplated to be performed by the Company and each of the Selling Shareholders in this Agreement and the Deposit Agreement and the Power of Attorney, as the case may be, do not violate any current New York or federal statute or regulation that we have, in the exercise of customary professional due diligence, recognized as applicable to the Company or any of the Selling Shareholders, as the case may be, or to the transactions of the type contemplated by this Agreement, the Deposit Agreement and the Power of Attorney;

               (viii) No order, consent, permit or approval of any New York or U.S. federal governmental authority is required on the part of the Company or any Selling Shareholder for the issue and sale of the ADSs or the consummation by the Company or such Selling Shareholder of the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters;

               (ix) The statements set forth in the Prospectus under the caption "Description of American Depositary Shares", insofar as they summarize the terms of the Deposit Agreement and the ADSs, and under the captions "Shares Eligible for Future Sale" and "Underwriting", insofar as they summarize provisions of the laws and documents referred to therein, are a fair summary thereof; and the statements set forth in the Prospectus under the caption "Taxation", insofar as they summarize the provisions of the laws referred to therein, are a fair summary thereof;

               (x) The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Prospectus will not be, an investment company required to register under the Investment Company Act;

               (xi) The Registration Statement and the ADS Registration Statement have been declared effective under the Act and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement has been issued or threatened by the Commission;

               (xii) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 15 of this Agreement and Section ____ of the Deposit Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the Deposit Agreement or the transactions contemplated hereby or thereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for the purpose described in Section 15 hereof and Section ____ of the Deposit Agreement, and service of process effected on such agent as set forth in Section 15 hereof or Section ___ of the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company;

               (xiii) Under the laws of the State of New York relating to personal jurisdiction, each of the Selling Shareholders has, pursuant to Section 15 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any New York Court in any action arising out of or relating to this Agreement or the transactions contemplated hereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for the purpose described in Section 15 hereof, and service of process effected on such agent as set forth in Section 15 hereof will be effective to confer valid personal jurisdiction over such Selling Shareholder;

               (xiv) The Registration Statement, on each date it was filed, the Preliminary Prospectus, as of its date, the Prospectus, as of its date, and the ADS Registration Statement, on the date it was filed, each appeared on its face to comply in all material respects with the requirements of the Act and the rules and regulations thereunder (in each case other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion); although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, except for those referred to in the opinion in subsection
          (ix) of this Section 8(d), nothing has come to such counsel's attention that causes such counsel to believe that (a) any part of the Registration Statement or any further amendment thereto (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), at the time such part or any further amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Pricing Disclosure Package, as of the Applicable Time and as of such Time of Delivery (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (c) each Issuer Free Writing Prospectus listed on Schedule III attached hereto contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (d) the Prospectus, as of its date and as of such Time of Delivery (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (e) the ADS Registration Statement or any further amendments thereto (other than the financial statements and other financial information contain therein, as to which such counsel need express no opinion), at the time the ADS Registration Statement or any further amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (xv) Except for the matters described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, such counsel has not given substantive attention on behalf of the Company or any of its subsidiaries to, or represented the Company or any of its subsidiaries in connection with, any actions, suits or proceedings pending or threatened against the Company or any of its subsidiaries before any court, arbitrator or governmental agency, which (x) seeks to affect the enforceability of this Agreement or (y) seeks damages in excess of US$1,000,000(such counsel may state that such counsel's engagement is limited to specific matters as to which such counsel was consulted by the Company or any of its subsidiaries); and

               (xvi) Such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement which is not filed as required.

     In rendering such opinion, O'Melveny & Myers LLP may state that they express no opinion as to the laws of any jurisdiction outside the United States;

          (e) King & Wood, PRC counsel to the Company and the Selling Shareholders, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) Shenzhen Mindray has been duly organized and is validly existing as a Sino-foreign joint stock company with limited liability under the laws of the PRC and its business license is in full force and effect; Shenzhen Mindray has been duly qualified as a foreign invested enterprise; 79.0356% and 20.9642% of the equity interests of Shenzhen Mindray are owned by GEL and GGIL, respectively, and to the best of such counsel's knowledge after due inquiry, such equity interests are free and clear of all liens, encumbrances, equities or claims; the articles of association, the business license and other constituent documents of Shenzhen Mindray comply with the requirements of applicable laws of the PRC and are in full force and effect; Shenzhen Mindray has full power and authority (corporate and other) and all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any Governmental Agency having jurisdiction over Shenzhen Mindray or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

               (ii) Beijing Shen Mindray Medical Electronics Research Institute Company Limited ("Mindray Beijing") has been duly organized and is validly existing as a limited liability company under laws of the PRC and its business license is in full force and effect; 99.9% the equity interest of Mindray Beijing are owned by Shenzhen Mindray, and to the best of such counsel's knowledge after due inquiry, such equity interests are free and clear of all liens, encumbrances, equities or claims; the articles of association, the business license and other constituent documents of Mindray Beijing comply with the requirements of applicable PRC Laws and are in full force and effect; all of the issued shares of capital stock of Mindray Beijing have been duly and validly authorized and issued and are fully paid and non-assessable; Mindray Beijing has full power and authority (corporate and other) and has all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any, Governmental Agency having jurisdiction over Mindray Beijing or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

               (iii) All of the issued shares of capital stock of Shenzhen Mindray have been duly and validly authorized and issued and are fully paid and non-assessable; Shenzhen Mindray has obtained all approvals, authorizations, consents and orders, and has made all filings and registrations, which are required under PRC laws and regulations for the ownership interest by the GEL and GGIL of their respective equity interest in Shenzhen Mindray; and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in Shenzhen Mindray;

               (iv) Shenzhen Mindray and Mindray Beijing have legal and valid title to all of their respective properties and assets, in each case, free and clear of all liens, charges, encumbrances, equities, claims, defects, options and restrictions; each lease agreement to which Shenzhen Mindray or Mindray Beijing is a party is duly executed and legally binding; the leasehold interests of Shenzhen Mindray and Beijing Mindray are fully protected by the terms of the lease agreements, which are valid, binding and enforceable in accordance with their respective terms under PRC law; and, to the best of such counsel's knowledge after due inquiry, none of the Company, Shenzhen Mindray and Mindray Beijing owns, operates, manages or has any other right or interest in any other material real property of any kind, except as described in the Pricing Prospectus;

               (v) All Governmental Authorizations required under the laws and regulations of the PRC in connection with the establishment of the overseas subsidiaries of Shenzhen Mindray have been obtained, and none of such Governmental Authorizations has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed;

               (vi) Shenzhen Mindray has the corporate power to enter into and perform its obligations under each of the agreements (the "Restructuring Agreements") entered into in connection with the transactions as described in the Prospectus under the caption "Our Corporate Structure" to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which Shenzhen Mindray is a party constitutes a valid and legally binding obligation of Shenzhen Mindray, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (vii) The execution and delivery by Shenzhen Mindray of, and the performance by Shenzhen Mindray of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by Shenzhen Mindray of the transactions contemplated therein will not:
          (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Shenzhen Mindray is a party or by which Shenzhen Mindray is bound or to which any of the properties or assets of Shenzhen Mindray is bound or to which any of the properties or assets of Shenzhen Mindray is subject; (B) result in any violation of the provisions of the articles of association, business license of Shenzhen Mindray; or (C) result in any violation of any laws of the PRC;

               (viii) Each of the Restructuring Agreements is in proper legal form under the laws of the PRC for the enforcement thereof against each of the parties thereto in the PRC without further action by any of the parties thereto; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Restructuring Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Restructuring Agreements (in the case any such stamp or tax is required, the Company or its relevant subsidiaries have duly paid the stamp or tax as of the date hereof);

               (ix) Each of Shenzhen Mindray and Mindray Beijing has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Governmental Agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Prospectus and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Prospectus; except as described in the Prospectus, neither Shenzhen Mindray nor Mindray Beijing has any reason to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and each of Shenzhen Mindray or Mindray Beijing is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects;

               (x) All dividends and other distributions declared and payable upon the equity interests in Shenzhen Mindray may under the current laws and regulations of the PRC be paid to GEL and GGIL in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC, and all such dividends and other distributions are not and, except as described in the Prospectus, will not be subject to withholding or other taxes under the laws and regulations of the PRC and, except as described in the Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

               (xi) To the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any Governmental Agency in the PRC,
          (C) in violation of their respective constituent documents, business licenses or permits or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (xii) The statements in the Prospectus under "Prospectus Summary", "Risk Factors", "Our Corporate Structure", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Our Industry", "Business", "Regulation", "Management", "Related Party Transactions", "Taxation" and "Enforcement of Civil Liabilities" to the extent such statements relate to matters of PRC law or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

               (xiii) Shenzhen Mindray is the exclusive owner of all right, title and interest in and to the Intellectual Property, and the Company or Shenzhen Mindray has a valid right to use the Intellectual Property as currently used or as currently contemplated to be used by the Company, in each case, as described in the Prospectus; any of the Intellectual Property that was assigned by Shenzhen Mindray Electronics Co., Ltd (Chinese Characters) or Changrunda Electronics (Shenzhen) Co., Ltd. (Chinese Characters) to Shenzhen Mindray has been assigned solely to Shenzhen Mindray, which assignment was either recorded in and proclaimed by the PRC Intellectual Property Authority or other foreign patent or trademark registration office, as applicable, or have been submitted for recording in the PRC Intellectual Property Authority or other foreign patent or trademark registration office, as applicable; and such assignment is valid, binding and enforceable, and all PRC governmental approvals in respect of such assignment have been obtained and are in full force and effect;

               (xiv) To the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is infringing, misappropriating or violating any intellectual property right of any third party in the PRC; and no Intellectual Property is subject to any outstanding decree, order, injunction, judgment or ruling restricting the use of such Intellectual Property in the PRC that would impair the validity or enforceability of such Intellectual Property;

               (xv) No security interests or other liens have been created with respect to any of the Intellectual Property;

               (xvi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC or to any political subdivision or taxing authority thereof or therein in connection with (a) the deposit with the Depositary of Shares against the issuance of ADRs evidencing the ADSs, (b) the sale and delivery by the Company and the Selling Shareholders of the ADSs and the Shares to or for the respective accounts of the Underwriters or (c) the sale and delivery outside the PRC by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

               (xvii) The irrevocable submission of each of the Company and the Selling Shareholders to the jurisdiction of any New York Court, the waiver by each of the Company and the Selling Shareholders of any objection to the venue of a proceeding in a New York Court, the waiver and agreement not to plead an inconvenient forum, the waiver of sovereign immunity and the agreement of each of the Company and the Selling Shareholders that this Agreement and Deposit Agreement shall be construed in accordance with and governed by the laws of the State of New York are legal, valid and binding under the laws of the PRC and will be respected by PRC courts; service of process effected in the manner set forth in this Agreement and the Deposit Agreement will be effective, insofar as PRC law is concerned, to confer valid personal jurisdiction over each of the Company and the Selling Shareholders; and any judgment obtained in a New York Court arising out of or in relation to the obligations of each of the Company and the Selling Shareholders under this Agreement and the Deposit Agreement will be recognized in PRC courts subject to the conditions described under the caption "Enforceability of Civil Liabilities" in the Prospectus;

               (xviii) The indemnification and contribution provisions set forth in Section 9 hereof and Section ____ of the Deposit Agreement do not contravene the public policy or laws of PRC;

               (xix) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal, arbitration or governmental proceedings pending to which the Company, Shenzhen Mindray or Mindray Beijing is a party or of which any property of Shenzhen Mindray or Mindray Beijing is the subject which, if determined adversely to any of Shenzhen Mindray or Mindray Beijing would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company, Shenzhen Mindray or Mindray Beijing; and, to the best of such counsel's knowledge after due inquiry, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

               (xx) The issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement, the compliance by each of the Selling Shareholders with all of the provisions of this Agreement and the Power of Attorney, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Shenzhen Mindray or Mindray Beijing is a party or by which Shenzhen Mindray or Beijing Mindray is bound or to which any of the property or assets of Shenzhen Mindray or Beijing Mindray is subject, nor will such action result in any violation of the provisions of the articles of association, business license or any other constituent documents of Shenzhen Mindray or Mindray Beijing or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over Shenzhen Mindray or Mindray Beijing or any of their properties;

               (xxi) No Governmental Authorization of or with any Governmental Agency in the PRC is required for the issue and sale of the Shares and the ADSs, the listing of the Shares and ADSs on the NYSE, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by the Underwriting Agreement, the Deposit Agreement and the Power of Attorney; and the issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of the Underwriting Agreement and the Deposit Agreement, the compliance by each of the Selling Shareholders with all of the provisions of the Underwriting Agreement and the Power of Attorney, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any law or statute or any order, rule or regulation of any Governmental Agency in the PRC;

               (xxii) Neither Shenzhen Mindray nor Mindray Beijing is in violation of its articles of association, business license or any other constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (xxiii) The application of the net proceeds to be received by the Company from the sale of ADSs as contemplated by the Prospectus will not contravene any provision of applicable PRC law, rule or regulation, or the articles of association, the business or other constituent documents of Shenzhen Mindray or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon Shenzhen Mindray, or any judgment, order or decree of any Governmental Agency in the PRC;

               (xxiv) The descriptions of the Restructuring set forth in the Prospectus under the caption "Our Corporate Structure" are accurate, complete and fair;

               (xxv) The Restructuring does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over Shenzhen Mindray or Mindray Beijing or any of their properties, including the PRC Overseas Investment and Listing Regulations, (B) contravene the articles of association, business license or other constituent documents of Shenzhen Mindray or Mindray Beijing or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which Shenzhen Mindray or Mindray Beijing is a party or by which Shenzhen Mindray or Mindray Beijing is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject;

               (xxvi) All Governmental Authorizations required under the laws of the PRC in connection with the Restructuring have been made or unconditionally obtained in writing and are in full force and effect, and no such Governmental Authorization has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed;

               (xxvii) Although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, they have no reason to believe that (a) any part of the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Pricing Disclosure Package, as of the Applicable Time and as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (c) each Issuer Free Writing Prospectus listed on Schedule III attached hereto conflicted with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time and as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact required necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (d) as of its date and as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (xxviii) The entry into, and performance or enforcement of this Agreement, the Deposit Agreement or the Power of Attorney in accordance with its respective terms will not subject any of the Underwriters or the Depositary to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter or the Depositary be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws or regulations in the PRC by reason of entry into, performance or enforcement of this Agreement, the Deposit Agreement or the Power of Attorney.

     In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York State law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 8 and (B) with respect to all matters of Cayman Islands and BVI law they have relied upon the opinions of Cayman Islands and BVI counsel for the Company delivered pursuant to paragraph (f) of this Section 8;

          (f) Conyers Dill & Pearman, Cayman Islands and BVI counsel for the Company and the Selling Shareholders, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the ADSs to be deposited by the Company and the Selling Shareholders or to be purchased from the Company and the Selling Shareholders under this Agreement which have not been complied with; the Shares to be deposited by the Company and the Selling Shareholders may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; and the ADSs and the Shares to be sold by the Company and the Selling Shareholders are freely transferable by the Company to or for the account of the several Underwriters in the manner contemplated herein;

               (iii) GEL has been duly incorporated and is validly existing as a corporation in good standing under the laws of the BVI; and all of its issued shares of capital stock have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (iv) GGIL has been duly incorporated and is validly existing as a corporation in good standing under the laws of the BVI; and all of its issued shares of capital stock have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (v) Each of the Selling Shareholders that is an entity has been duly incorporated and is validly existing as a company in good standing in its jurisdiction of incorporation;

               (vi) To the best of such counsel's knowledge, after having conducted a search of the register of writs and other originating processes, and other than as set forth in the Prospectus, there are no legal, arbitration or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

               (vii) Each of this Agreement and the Power of Attorney has been duly authorized, executed and delivered by the Company and the Selling Shareholders and constitutes a valid and legally binding agreement of the Company and the Selling Shareholders enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (viii) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (ix) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder or thereunder;

               (x) The issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADSs evidencing the ADRs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement, and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, GEL or GGIL is a party or by which the Company, GEL or GGIL is bound or to which any of the property or assets of the Company, GEL or GGIL is subject, nor will such action result in any violation of the provisions of the constituent documents of the Company or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company, GEL or GGIL or any of their respective properties;

               (xi) The sale of the ADSs to be sold by the Selling Shareholders hereunder and the compliance by the Selling Shareholders with all of the provisions of this Agreement and the Power of Attorney and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which a Selling Shareholder is a party or by which a Selling Shareholder is bound, or to which any of the property or assets of a Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of a Selling Shareholder or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over a Selling Shareholder or the property of a Selling Shareholder;

               (xii) No Governmental Authorization of or with any Governmental Agency in the Cayman Islands is required for the issue and sale of the Shares and the ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement;

               (xiii) Immediately prior to such Time of Delivery each Selling Shareholder had good and valid title to the Shares and ADSs to be sold at such Time of Delivery by such Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares and ADSs to be sold by such Selling Shareholder hereunder and thereunder; and, upon delivery of the ADSs representing such Shares and payment therefore pursuant to this Agreement, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will be transferred to each of the several Underwriters;

               (xiv) The statements set forth in the Prospectus under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the ordinary shares are accurate, complete and fair;

               (xv) The statements set forth in the Prospectus under the caption "Taxation - Cayman Islands Taxation", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

               (xvi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Cayman Islands or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Company and the Selling Shareholders against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company of the ADSs and the Shares to or for the respective accounts of the Underwriters or (C) the sale and delivery outside the Cayman Islands by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

               (xvii) Insofar as matters of the Cayman Islands law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

               (xviii) Each of the Company's agreement and the Selling Shareholders' agreement to the choice of law provisions set forth in
          Section 15 hereof will be recognized by the courts of the Cayman Islands; the Company and the Selling Shareholders can sue and be sued in their own names under the laws of the Cayman Islands; the irrevocable submission of the Company and the Selling Shareholders to the exclusive jurisdiction of a New York Court, the waiver by the Company and the Selling Shareholders of any objection to the venue of a proceeding of a New York Court and the agreement of the Company and the Selling Shareholders that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 15 hereof will be effective, insofar as the law of the Cayman Islands is concerned, to confer valid personal jurisdiction over the Company and the Selling Shareholders; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company or a Selling Shareholder under this Agreement would be enforceable against the Company or such Selling Shareholder, respectively, in the courts of the Cayman Islands;

               (xix) The indemnification and contribution provisions set forth in Section 9 hereof and Section ____ of the Deposit Agreement do not contravene the public policy or laws of the Cayman Islands or the BVI;

               (xx) All dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary and freely transferred out of the Cayman Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any Governmental Authorization in the Cayman Islands;

               (xxi) All dividends and other distributions declared and payable on the shares of capital stock of each of GEL and GGIL may under the current laws and regulations of the BVI be paid to the Company and freely transferred out of the BVI, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the BVI and are otherwise free and clear of any other tax, withholding or deduction in the BVI and without the necessity of obtaining any Governmental Authorization in the BVI; and

               (xxii) None of the Company, GEL and GGIL is in violation of its constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; the Restructuring does not (A) contravene any provision of applicable Cayman Islands or BVI law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company, GEL or GGIL or any of their properties,
          (B) contravene the articles of association, business license or other constituent documents of the Company, GEL or GGIL, or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company, GEL or GGIL is a party or by which the Company, GEL or GGIL is bound or to which any of the property or assets of the Company, GEL or GGIL is subject.

     In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 8 and (B) with respect to all matters of PRC law they have relied upon the opinions of PRC counsel for the Company delivered pursuant to paragraph (e) of this Section 8;

          (g) Emmet, Marvin & Martin, LLP, counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the

          Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors' rights and by general principles of equity;

               (ii) Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, the ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and

               (iii) The ADS Registration Statement has been filed and declared effective and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act and the ADS Registration Statement, and each amendment as of their respective effective dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder;

          (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Deloitte Touche Tohmatsu shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II attached hereto;

          (i) No Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus or Prospectus or amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall have been filed to which you shall have objected in writing;

          (j) (A) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (B) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the share capital (other than pursuant to the Company's employee share incentive plan existing on the date of this Agreement of which the Representatives have been advised in writing and which are described in the Pricing Prospectus), short- or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (A) or
(B), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (k) All outstanding shares of Preferred Stock shall have been converted into ordinary shares in accordance with the terms of the Preferred Stock;

          (l) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on Nasdaq, the NYSE, The Stock

Exchange of Hong Kong Limited or the London Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities in New York, London, Hong Kong, the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands; (iv) a change or development involving a prospective change in taxation affecting the Company, any of its subsidiaries or the Shares or the ADSs or the transfer thereof; (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any Governmental Agency materially affecting the business or operations of the Company or its subsidiaries; (vi) the outbreak or escalation of hostilities or act of terrorism involving the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands or the declaration by the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands of a national emergency or war; or (vii) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, Hong Kong, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clauses (v), (vi) or (vii), in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (m) The ADSs to be sold by the Company and the Selling Shareholders at such Time of Delivery shall have been duly approved, subject to notice of the issuance, for listing on the NYSE;

          (n) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company and the Selling Shareholders at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

          (o) Each party set forth in Annex III attached hereto shall have entered into an agreement (each a "Lock-Up Agreement") whereby during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such party shall not, except as provided hereunder offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests): (A) any ADSs or ordinary shares or any securities of the Company that are substantially similar to the ADSs or ordinary shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of any of the Company's subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to a transfer to an affiliate, provided that such transfer is not a disposition for value and such affiliate agrees to be bound in writing by the restrictions set forth therein), without your prior written consent, except for ADSs and shares of Common Stock represented thereby being sold hereunder (a form of such Lock-Up Agreement is attached as Annex IV attached hereto);

          (p) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement;

          (q) At the First Time of Delivery, the Chief Financial Officer and _______________________ of the Company shall have furnished to you an officers' certificate, dated the date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I attached hereto;

          (r) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, including, without limitation, certificates of officers of the Company satisfactory to you with respect to the memorandum and articles of association and other organizational documents of the Company, all resolutions of the board of directors of the Company and other corporate actions relating to this Agreement and the authorization, issue and sale of the Shares and ADSs and the incumbency and specimen signatures of signing officers, and the Company and the Selling Shareholders shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (j) and (k) of this Section, and as to such other matters as you may reasonably request;

          (s) There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or threatened by any Governmental Authority before any Governmental Agency, in each case with due authority, against or involving any party hereto, in the PRC or elsewhere, that seeks to declare non-compliance, unlawful or illegal, under PRC laws, rules and regulations, the issuance and sales of the Shares and ADSs, the listing and trading of the ADSs on the NYSE or the transactions contemplated by this Agreement, the Deposit Agreement and the Power of Attorney; provided, that this
Section 8(s) shall not apply to (i) any such action initiated or threatened by any such Governmental Authority before any such Governmental Agency seeking to impose monetary fine or penalties the payment of which will not have a Material Adverse Effect or (ii) a ratifying or post-listing filing with a Governmental Authority, in each case in the reasonable judgment of the Representatives, that will not create material pricing pressure or have an adverse impact on the trading price of the ADSs (each, an "Excluded Event"); and

          (t) There shall not be any adverse legislative or regulatory developments related to the M&A Rules and Related Clarifications (other than an Excluded Event) which in the sole judgment of the Representatives (after consultation with the Company if practicable) would make it inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in this Agreement (including any such development that results in either PRC counsel to the Company or PRC counsel to the Underwriters not being able to confirm, at such Time of Delivery, the respective opinions of such counsel, each dated as of September 11, 2006, attached hereto as Annex VI to this Agreement).

     9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Directed Share Program, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that (x) with respect to clause (i) of this paragraph, the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein and (y) with respect to clause (ii) of this paragraph, the Company shall not be liable insofar as such loss, damage, expense, liability or claim is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Underwriters in conducting the Directed Share Program.

          (b) Without limitation of and in addition to its obligations under the other paragraphs of this Section 9, the Company agrees to indemnify, defend and hold harmless Piper Jaffray & Co. (the "DSP Underwriter") and its partners, directors and officers, and any person who controls the DSP Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the DSP Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon (x) any of the matters referred to in clauses (i) through (ii) of
Section 9(a) hereof, or (y) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or on behalf or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) is or was caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or (iii) otherwise arises out of or is based upon the Directed Share Program, provided, however, that the Company shall not be responsible under this clause
(iii) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of the DSP Underwriter in conducting the Directed Share Program.
Section 9(f) shall apply equally to any action brought against the DSP Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the immediately preceding sentence, except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for the DSP Underwriter and any such person, separate and in addition to counsel for the persons who may seek indemnification pursuant to Section 9(a) in any such action.

          (c) Each of the Selling Shareholders will severally and not jointly indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any such amendment or supplement, or any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Selling Shareholder expressly for use therein.

          (d) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

          (e) Promptly after receipt by an indemnified party under subsection
(a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (f) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (f) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the U.S. Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (g) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (g). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (g), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (g) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (g) The obligations of the Company and the Selling Shareholders under this Section 9 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and to each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

     10. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such ADSs, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

          (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase, and of the Company and the Selling Shareholders to sell, the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in
Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. The respective indemnities and contribution provisions in Section 9, and the agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the ADSs.

     12. (a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

          (b) The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, if, at the First Time of Delivery, any of the conditions set forth in Section 8 is not satisfied.

          (c) If the Representatives elect to terminate this Agreement as provided in this Section 12, the Company, the Selling Shareholders and each other Underwriter shall be notified promptly in writing.

          (d) If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor any of the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any ADSs are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company and each of the Selling Shareholders will, upon the occurrence of any failure to complete the sale and delivery of the ADSs, promptly (and, in any event, not later than 30 days), jointly and severally, reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 7 and 9 hereof.

     13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives at, in the case of Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen's Road Central, Hong Kong, facsimile number: (852) 2978-0440, Attention: Legal Department and in the case of UBS AG, 52/F, 2 International Finance Centre, 8 Finance Street, Central, Hong Kong, facsimile number: (852) 2971-8779,
Attention: Legal Department; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Mindray Medical Holdings Limited c/o Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Mindray Building, Keji 12th Road South Hi-Tech Industrial Park, Nanshan, Shenzhen, 518057, People's Republic of China; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder c/o Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Mindray Building, Keji 12th Road South Hi-Tech Industrial Park, Nanshan, Shenzhen, 518057, People's Republic of China,
Attention: __________________________, Attention: __________________________;
provided, however, that any notice to an Underwriter pursuant to Section 9(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Shareholder brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Shareholders has appointed CT Corporation System, 111 Eighth Avenue, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders as the case may be.

     16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     17. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     18. Each of the Company and the Selling Shareholders acknowledges and agrees that (i) the purchase and sale of the ADSs pursuant to this Agreement is an arm's-length commercial transaction between the Company and such Selling Shareholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or such Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Shareholder on other matters) or any other obligation to the Company or such Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Selling Shareholders agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Shareholder, in connection with such transaction or the process leading thereto.

     19. This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Shareholders and the Underwriters, or any of them, with respect to the subject matter hereof.

     20. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     21. Each of the Company, the Selling Shareholders and the Underwriters irrevocably waives, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     22. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     23. Notwithstanding anything herein to the contrary, each of the Company and the Selling Shareholders is authorized to disclose to any persons the U.S. Federal and State income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to that treatment.

     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        Mindray Medical International Limited


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        The Selling Shareholders named in
                                        Schedule II attached hereto


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        As Attorney-in-Fact acting on behalf of
                                        each of the Selling Shareholders named
                                        in Schedule II attached hereto

Accepted as of the date hereof on behalf of each of the Underwriters

Goldman Sachs (Asia) L.L.C.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


UBS AG


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE I
                                                                     Exhibit 1.1

                                                              NUMBER OF OPTIONAL ADSS
                                      TOTAL NUMBER OF FIRM      TO BE PURCHASED IF
              UNDERWRITER             ADSS TO BE PURCHASED   MAXIMUM OPTION EXERCISED
              -----------             --------------------   ------------------------
Goldman Sachs (Asia) L.L.C.........
UBS AG.............................
J.P. Morgan Securities Inc.........
CIBC World Markets Corp............
First Shanghai Securities Limited..
Piper Jaffray & Co.................
                                      --------------------   ------------------------
TOTAL
                                      ====================   ========================


                                     SCH-I

                                   SCHEDULE II

                                                                            NUMBER OF OPTIONAL ADSS
                                                     TOTAL NUMBER OF FIRM    TO BE SOLD IF MAXIMUM
                                                        ADSS TO BE SOLD         OPTION EXERCISED
                                                     --------------------   -----------------------
The Company.......................................

The Selling Shareholders:
   New Dragon (No. 12) Investments Limited........
   Quiet Well Limited.............................
   Able Choice Investments Limited................
   Dragon City International Investment Limited...
   Well Elite Group Limited.......................
                                                     --------------------   -----------------------
TOTAL
                                                     ====================   =======================


                                     SCH-II

                                  SCHEDULE III

(a)  Issuer Free Writing Prospectuses not included in the Pricing Disclosure
     Package:

(b) Materials other than the Pricing Prospectus that comprise the Pricing Disclosure Package:


                                    SCH-III

                                                                         ANNEX I

                            FORM OF POWER OF ATTORNEY

                      MINDRAY MEDICAL INTERNATIONAL LIMITED

         AMERICAN DEPOSITARY SHARES REPRESENTING CLASS A ORDINARY SHARES

                         (par value HK$0.001 per share)

              IRREVOCABLE POWER OF ATTORNEY OF SELLING SHAREHOLDER

     The undersigned is a shareholder of Mindray Medical International Limited, an exempted company incorporated in the Cayman Islands (the "Company"). In connection with the initial public offering of the American Depositary Shares ("ADSs"), each representing one Class A ordinary shares, par value HK$0.001 per share ("Ordinary Shares"), of the Company (the "Offering"), the undersigned understands that the undersigned and certain other shareholders of the Company (the undersigned and such other shareholders being hereinafter referred to as the "Selling Shareholders") propose to sell Ordinary Shares of the Company, in the form of ADSs, to the several underwriters (the "Underwriters") named in the Underwriting Agreement (as defined below), represented by Goldman Sachs (Asia) L.L.C. and UBS AG (the "Representatives"), and that the Underwriters propose to offer such ADSs to the public. The undersigned also understands that, in connection with the public offering pursuant to the Underwriting Agreement, the Company has filed a Registration Statement (the "Registration Statement") with the United States Securities and Exchange Commission (the "Commission") to register under the Securities Act of 1933, as amended (the "1933 Act"), the Ordinary Shares to be sold in the form of ADSs by the Selling Shareholders.

     1. In connection with the foregoing, the undersigned hereby irrevocably appoints Mr. Xu Hang and Ms. Joyce I-Yin Hsu, and either of them acting alone, as the attorneys-in-fact (collectively the "Attorneys" and individually an "attorney") of the undersigned, and agrees that the Attorneys, or either of them acting alone, may also act as the attorneys-in-fact for any other Selling Shareholder, with full power and authority in the name of, and for and on behalf of, the undersigned:

          (a) to do all things necessary to sell, assign, transfer and deliver to the Underwriters up to the number (the "Maximum Number") of ADSs set forth opposite the name of the undersigned at the end of this Power of Attorney pursuant to the Underwriting Agreement;

          (b) for the purpose of effecting such sale, to negotiate, execute, deliver and perform the undersigned's obligations under (1) an underwriting agreement (the "Underwriting Agreement") among the Company, the Selling Shareholders and the Representatives, as representatives of the several Underwriters named therein, (including the purchase price per ADS to be paid by the Underwriters and the number (or method of determining the number) of ADSs to be sold by the undersigned) as may be approved in the sole discretion of the Attorneys, or either of them acting alone, such approval to be conclusively evidenced by the execution and delivery of the Underwriting Agreement by the Attorneys, or either of them acting alone; and (2) an


                                     ANNEX I
     engagement letter, dated July 20, 2006 (the "Engagement Letter"), among the Company, the Selling Shareholders and the Representatives.

          (c) to execute and deliver any amendments, modifications or supplements to the Underwriting Agreement and Engagement Letter, to amend, modify or supplement any of the terms thereof including, without limitation, the terms of the offering, provided, however that no such amendment shall increase the number of the ADSs to be sold by the undersigned to more than the Maximum Number in the aggregate;

          (d) to take any and all steps deemed necessary by the Attorneys, or either of them acting alone, in connection with the sale of the ADSs with respect to (i) the transfer on the books of the Company of the Ordinary Shares underlying the ADSs, or on the records of the transfer agent, if applicable, in order to effect the sale to the Underwriters, (ii) the payment, out of the proceeds of such sale, of any expenses that are to be borne by the undersigned in connection with the offer, sale and delivery of the ADSs or any transfer taxes payable in connection with the transfer of the ADSs to the Underwriters and (iii) the transmission to or as directed by the undersigned of the proceeds from the sale of the ADSs (after deducting all amounts payable by the undersigned pursuant to this Power of Attorney, the Underwriting Agreement and the Engagement Letter) and the return to the undersigned of new certificates representing the excess, if any, of the number of the Ordinary Shares over the number of the Ordinary Shares underlying the ADSs sold to the Underwriters; to incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the ADSs and to determine the amount of any transfer taxes;

          (e) to join the Company in withdrawing the Registration Statement if the Company should desire to withdraw such registration;

          (f) to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

          (g) to appoint an agent for service of process in the United States;

          (h) to agree upon the allocation and to arrange payment therefor of the expenses of the Offering (including, without limitation, the fees and expenses of counsel referred to above) among the Company, the Underwriters and the Selling Shareholders, including the undersigned;

          (i) to authorize the appropriate book-entries, representing the Ordinary Shares underlying the ADSs to be sold by the undersigned, if applicable;

          (j) to endorse with the registered seal of the undersigned on behalf of the undersigned the certificate(s) representing the Ordinary Shares underlying the ADSs, if applicable, to be sold by the undersigned, or a transfer form or transfer forms attached to such certificate(s); and

          (k) to make, execute, acknowledge and deliver all other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to


                                    ANNEX I 2
     the Commission (including a request or requests for acceleration of the effective date of the Registration Statement) and state securities law authorities, any amendments to the Underwriting Agreement, the Engagement Letter or any agreement with the Company with regard to expenses, and certificates and other documents required to be delivered by or on behalf of the undersigned pursuant to the Underwriting Agreement or the Engagement Letter, and specifically to execute on behalf of the undersigned stock powers and transfer instructions relating to the Ordinary Shares underlying the ADSs to be sold by the undersigned, and in general to do all things and to take all action which the Attorneys, or either of them acting alone, may consider necessary or proper in connection with, or to carry out and comply with, all terms and conditions of the Underwriting Agreement and the Engagement Letter and the aforesaid sale of ADSs to the several Underwriters.

     2. The undersigned hereby makes, at and as of the date of this Power of Attorney, with and to the several Underwriters each of the representations, warranties, covenants and agreements of the undersigned as a Selling Shareholder set forth in the Underwriting Agreement, and all such representations, warranties, covenants and agreements are incorporated by reference herein in their entirety (the representations, warranties and agreements being subject, however, to the exception that orders or other authorizations that may be required under the 1933 Act in connection with the purchase and distribution by the Underwriters of the ADSs to be sold by the undersigned have not yet been obtained).

     The undersigned further:

          (a) represents and warrants to, and agrees with, the several Underwriters that this Power of Attorney and the Engagement Letter have been duly executed and delivered by or on behalf of the undersigned and constitute valid and binding agreements of the undersigned in accordance with their respective terms; and

          (b) (i) confirms to the several Underwriters the accuracy of the information concerning the undersigned and the undersigned's shareholding in the Company as set forth in the Registration Statement and Pricing Prospectus (as defined in the Underwriting Agreement), dated __________, under the caption "Principal and Selling Shareholders", a copy of which is publicly available on EDGAR, (ii) also confirms to the several Underwriters the accuracy of the information concerning the undersigned contained or to be contained in any selling shareholder's questionnaire or other written document furnished by the undersigned to the Company for purposes of the Registration Statement or any prospectus (preliminary or final) contained therein or filed pursuant to Rule 424 under the 1933 Act or in any amendment or supplement thereto (including any documents incorporated by reference therein), and (iii) agrees with the Company and the several Underwriters immediately to notify the Company and promptly (but in any event within two business days thereafter) to confirm the same in writing if, during the period or at the date(s) referred to in paragraph 4 hereof, there should be any change affecting the accuracy of the above-mentioned information, or if any subsequent version of such section of the prospectus delivered to the undersigned should be inaccurate, and (iv) agrees with the Company and the several Underwriters that for all purposes of the representations, warranties, covenants and agreements incorporated by reference herein from the Underwriting Agreement, delivery of this Power of Attorney and the statements contained herein constitute (and in the absence of any such notification as is referred to in subclause (iii) given prior to the date on which the Underwriting Agreement is executed and delivered by the undersigned will constitute on a


                                   ANNEX I 3
     continuing basis) written information furnished by the undersigned to the Company for use in the Registration Statement and any such prospectus or prospectus supplement, amendment or supplement.

     3. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and the other Selling Shareholders; and, in consideration of those interests and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, this Power of Attorney and all authority conferred hereby, to the extent enforceable by law, shall be deemed an agency coupled with an interest and be irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned or any executor or trustee or the termination of any estate or trust or by the dissolution or liquidation of any corporation or partnership or by the occurrence of any other event, and the obligations of the Selling Shareholder under the Underwriting Agreement similarly are not to be subject to termination. If any such individual or any such executor or trustee should die or become incapacitated or if any such estate or trust should be terminated or if any such corporation or partnership should be dissolved or liquidated or if any other such event should occur before the delivery of the ADSs to be sold by the undersigned under the Underwriting Agreement, such ADSs shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement, and all other actions required to be taken under the Underwriting Agreement shall be taken, and actions taken by the Attorneys, or either of them acting alone, pursuant to this Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Attorneys, or either of them acting alone, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

     Notwithstanding the foregoing, if the Underwriting Agreement is not executed and delivered on or prior to __________, 2006 then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving written notice to each of the Attorneys that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or either one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

     4. The undersigned will immediately notify the Attorneys, the Company and the Representatives of the occurrence of any event which shall cause the representations and warranties contained herein not to be true and correct during the period of the public offering of the ADSs or at each Time of Delivery (as defined in the Underwriting Agreement) for the ADSs pursuant to the Underwriting Agreement.

     5. The undersigned ratifies all that the Attorneys shall do by virtue of and in accordance with this Power of Attorney. All actions may be taken by either of the Attorneys alone. In the event that any statement, request, notice or instruction given by one Attorney shall be inconsistent with that given by another, any such statement, request, notice or instruction from Mr. Xu Hang shall prevail.

     6. The undersigned agrees to hold the Attorneys, jointly and severally, free and harmless from any and all loss, damage, liability or expense incurred in connection herewith, including reasonable attorney's fees and costs, which they, or either of them acting alone, may sustain as a result of any action taken in good faith hereunder.


                                   ANNEX I 4

     7. In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     8. If the undersigned is (i) acting as trustee or in any fiduciary or representative capacity, the undersigned has also delivered duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act as a Selling Shareholder;
(ii) a corporation, the undersigned has also delivered or prior to the closing date of the Offering will deliver (A) duly certified resolutions of its board of directors authorizing it to enter into this Power of Attorney, the Underwriting Agreement and the Engagement Letter and duly certified copies of such corporation's memorandum of association, articles of association, by-laws, certificate of incorporation or other organizational documents or (B) an officer's certificate attesting to the authority of the signatories; (iii) a partnership, the undersigned has also delivered extracts of any applicable provisions of its partnership or limited liability company agreement (and applicable provisions of the organizational documents or partnership agreement(s) of the general partner(s) of such partnership) authorizing such partnership to enter into this Power of Attorney, the Underwriting Agreement and the Engagement Letter; (iv) a limited liability company, the undersigned has also delivered extracts of any applicable provisions of its limited liability company agreement (and applicable provisions of the organizational documents or partnership or limited liability company agreement(s) of the manager(s) or managing member(s) of such limited liability company) authorizing such limited liability company to enter into this Power of Attorney, the Underwriting Agreement and the Engagement Letter; or (v) any other type of entity, the undersigned has also delivered extracts and certified copies of similar documents authorizing such entity to enter into this Power of Attorney, the Underwriting Agreement and the Engagement Letter.

     9. The undersigned agrees to deliver such additional documentation (including additional copies of the documentation referred to in the preceding paragraph) as you, the Attorney, the Company or the Representatives or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance reasonably satisfactory in all respects to the party requesting such documentation.

     10. THIS POWER OF ATTORNEY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                   ANNEX I 5

Dated: ___________________


Maximum number of ADSs to be sold:

____________________________ ADSs


                                       Signature of Selling Shareholder:


                                       -----------------------------------------
                                       [Insert Full Name of Selling Shareholder]


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

NOTE: SELLING SHAREHOLDER'S SIGNATURE(S) ON THIS POWER OF ATTORNEY MUST BE CERTIFIED BY JOYCE I-YIN HSU, OFFICER OF THE COMPANY.

                                       Signature(s) certified by


                                       By:
                                           -------------------------------------
                                       Name: Joyce I-Yin Hsu


------------------------------------

     You should sign in exactly the same manner as the Ordinary Shares of the Company owned by you are registered and execute a separate Power of Attorney for each different form in which shares are registered.


                                   ANNEX I 6

                                                                        ANNEX II

                             FORM OF COMFORT LETTER

     Pursuant to Section 8(h) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (iii) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and Regulation S-K;

          (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial


                                   ANNEX I
     and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

               (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any


                                   ANNEX II 2
          increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vi) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.


                                   ANNEX II 3

                                                                       ANNEX III

                      PARTIES TO EXECUTE LOCK-UP AGREEMENT

Directors and Executive Officers

XU Hang
LI Xiting
Joyce I-Yin HSU
CHEN Qingtai
Ronald EDE
Andrew WOLFF
WU Qiyao
CHENG Minghe
YAN Baiping
MU Lemin

Shareholders

New Dragon (No. 12) Investments Limited
Quiet Well Limited
Able Choice Investments Limited
Scien-Ray (BVI) Incorporated
Well Elite Group Limited
GS Capital Partners V Fund, L.P.
GS Capital Partners V Offshore Fund, L.P.
GS Capital Partners V Institutional, L.P.
GS Capital Partners V GmbH & Co. KG
Asiawell Holdings Limited
Dragon City International Investment Limited
Hung Yue Finance Limited
Ideaport Technology Limited
Z&B Investment Co., Ltd.
Piedra Roja Capital Limited
Happy Care Investments Limited
Good Dragon Investments Limited
Oriental Elite Investments Limited


                                  ANNEX III 1

                                                                        ANNEX IV

                            FORM OF LOCK-UP AGREEMENT

                        MINDRAY MEDICAL HOLDINGS LIMITED

                                LOCK-UP AGREEMENT

                                                               ___________, 2006

Goldman Sachs (Asia) L.L.C.
   68th Floor, Cheung Kong Center
      2 Queen's Road Central
         Hong Kong

UBS AG
   52/F, 2 International Finance Centre
      8 Finance Street, Central
         Hong Kong

As Representatives of the several Underwriters named in Schedule I attached hereto.

                      Re: Mindray Medical Holdings Limited

Ladies and Gentlemen:

     The undersigned understands that you, as representative (the "Representative"), proposes to enter into an underwriting agreement, on behalf of the several underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Mindray Medical Holdings Limited, a company incorporated in the Cayman Islands (the "Company"), and the selling shareholders (the "Selling Shareholders") and certain other parties named in such agreement, providing for a public offering of American Depositary Shares ("ADSs") representing Class A ordinary shares of the Company, par value HK$0.001 per share, pursuant to a Registration Statement on Form F-1 (File No. 333-______) and a Registration Statement on Form F-6 (File No. 333-______) to be filed with the U.S. Securities and Exchange Commission (the "SEC").

     In consideration of the agreement by the Underwriter to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus covering the public offering of the ADSs and continuing to and including the date 180 days after the date of such final Prospectus (the "Lock-Up Period"), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests): (A) any ADSs or ordinary shares or any securities of the Company that are substantially similar to the ADSs or ordinary shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of the Company's subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are


                                   ANNEX IV 1
convertible into or exchangeable for or that represent the right to receive such common shares or such depositary shares or depositary receipts or any such substantially similar securities, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (in each case other than pursuant to a transfer to an affiliate, provided that such transfer is not a disposition for value and such affiliate agrees to be bound in writing by the restrictions set forth herein), without your prior written consent; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. The undersigned understands that the Company will provide the Representatives and the undersigned with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

     The undersigned understands that the Company, the Selling Shareholders and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

     This Lock-Up Agreement shall terminate upon the expiration of the Lock-Up Period or in the event that there is no delivery of, and payment for, the ADSs pursuant to the underwriting agreement, upon 3 days' prior written notice of such non-delivery and non-payment given by the undersigned to you.

                                        Very truly yours,

                                        ----------------------------------------
                                        Exact Name of Shareholder


                                        ----------------------------------------
                                        Authorized Signature

                                        ----------------------------------------
                                        Title


                                   ANNEX IV 2

                                                                         ANNEX V

                          FORM OF OFFICERS' CERTIFICATE

                      MINDRAY MEDICAL INTERNATIONAL LIMITED

                              OFFICERS' CERTIFICATE

     Each of the undersigned, Joyce I-Yin Hsu, Chief Financial Officer and director of Mindray Medical International Limited, an exempted company incorporated in the Cayman Islands (the "Company")[, and [insert name], [insert title] of the Company,] does hereby certify to Goldman Sachs (Asia) L.L.C. and UBS AG, as Representative of the several Underwriters named in Schedule I to the Underwriting Agreement, dated the date hereof, among the Company, the selling shareholders named in the Scheduled II to the Underwriting Agreement, Goldman Sachs (Asia) L.L.C. and UBS AG as Representative of the several Underwriters, in connection with the Registration Statement on Form F-1 (File No. 333-__________), as amended or supplemented (the "Registration Statement") filed by the Company with the U.S. Securities and Exchange Commission under the U.S. Securities Act of 1933, as amended, that:

     1. Each of the undersigned (i) has reviewed the Company's selected historical consolidated financial information as of and for the years ended December 31, 2001 and 2002 (collectively, the "Selected 2001 and 2002 Financial Information") included in the Registration Statement under the caption "Selected Consolidated Financial Information" and (ii) the Company's unaudited consolidated financial statements as of and for the years ended December 31, 2001 and 2002 (the "2001 and 2002 Financial Statements").

     2. To the best knowledge of the undersigned after due inquiry, the Selected 2001 and 2002 Financial Information are: (i) true and correct in all material respects, and (ii) derived from the Company's 2001 and 2002 Financial Statements, which have been derived from the Company's accounting records and prepared in conformity with generally accepted accounting principles in the United States applied on a basis substantially consistent with the Company's audited consolidated financial statements included in the Registration Statement.

     This Officers' Certificate is being delivered to the Representatives to assist them and the Underwriters in conducting and documenting their investigations of the affairs of the Company in connection with the offering of the securities covered by the Registration Statement.


                                    ANNEX V 1

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated as of: __________, 2006


                                        ----------------------------------------
                                        Name: Joyce I-Yin Hsu
                                        Title: Chief Financial Officer


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                    ANNEX V 2